UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2003

FUELCELL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14204	06-0853042

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813

(Address of principal executive offices)	(Zip Code)

(203) 825-6000

(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On August 4, 2003, FuelCell Energy, Inc. announced that FuelCell entered into a Combination Agreement with Global Thermoelectric Inc. providing for FuelCell to acquire Global in an all-stock transaction.

A copy of the Combination Agreement is included as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)           Not applicable.

         (b)           Not applicable.

         (c)           Exhibits.

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Exhibit
Number            Description of Document

------               -----------------------

99.1                 Combination Agreement, dated as of August 4, 2003, between FuelCell Energy, Inc. and Global Thermoelectric Inc.*

* Certain exhibits identified in the referenced document have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished supplementally to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Dated: August 4, 2003	By: /s/ Joseph G. Mahler
Joseph G. Mahler
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

Number            Description of Document

------               -----------------------

99.1                 Combination Agreement, dated as of August 4, 2003, between FuelCell Energy, Inc. and Global Thermoelectric Inc.*

* Certain exhibits identified in the referenced document have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished supplementally to the Commission upon request.